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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
January 18, 2019
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The Walt Disney Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11605	95-4545390
(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street
Burbank, California	91521
(Address of principal executive offices)	(Zip Code)
(818) 560-1000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 7.01 Regulation FD Disclosure
Effective for the first quarter of fiscal 2019, the Company will begin reporting segment operating results for the following four segments: Media Networks; Studio Entertainment; Parks, Experiences & Consumer Products and Direct-to-Consumer & International (DTCI).
The Parks, Experiences & Consumer Products segment reflects the combination of the former Parks & Resorts and Consumer Products & Interactive Media segments. Certain businesses that were previously reported in Media Networks, Studio Entertainment and Consumer Products & Interactive Media are now reported in DTCI.
Exhibit 99.1 sets forth certain information regarding fiscal 2016, 2017 and 2018 segment operating results under the new reporting structure that may be useful in analyzing our fiscal 2019 quarterly and annual financial results. The information in Exhibit 99.1 is incorporated herein by reference. On January 18, 2019, the Company issued a press release relating to the publication of the information set forth in Exhibit 99.1 and that press release is furnished as Exhibit 99.2 hereto.
The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, is furnished and shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1 - Information regarding fiscal 2016, 2017 and 2018 segment operating results under the new segment reporting structure
99.2 - Press Release issued January 18, 2019

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Brent A. Woodford
Brent A. Woodford
Executive Vice President
Controllership, Financial Planning and Tax
Dated: January 18, 2019